Exhibit 2.2

                       LIST OF OMITTED SCHEDULES/EXHIBITS
                          TO SUPERIOR MERGER AGREEMENT


     Except as otherwise indicated herein, the list identifies schedules and exhibits annexed to the Merger Agreement but omitted from this filing. In accordance with Regulation S-X, Item 601, copies of any such schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

Exhibit/Schedule                    Brief Description

Exhibit 1.2                         Agreement of Merger
Exhibit 1.4(a)                      Articles of Incorporation
Exhibit 1.4(b)                      By-Laws
Exhibit 2.7(a)                      Draft Audit Financial Statements
Exhibit 2.7(b)                      Audited Financial Statements
Exhibit 5.12                        Strem Employment Agreement
Exhibit 6.1(h)                      Opinion of Sheppard, Mullin, Richter &
                                    Hampton LLP
Exhibit 6.2(d)                      Opinion of Tenzer Greenblatt LLP



Schedule 2.6                        Conflicts
Schedule 2.8                        Personal Guaranties
Schedule 2.10                       Properties
Schedule 2.13                       Litigation
Schedule 2.17                       Insurance
Schedule 2.18                       Banks; Power of Attorneys
Schedule 2.19                       Employee Agreements
Schedule 2.21                       Distributorships/Franchises
Schedule 2.22                       Contracts
Schedule 2.23                       Customers/Suppliers
Schedule 2.25                       Approvals and Consents
Schedule 3.1                        Jurisdictions
Schedule 3.2                        Subsidiaries
Schedule 3.4                        Capitalization
Schedule 3.6                        ASCI Conflicts
Schedule 3.12                       Properties
Schedule 3.15                       Trademarks
Schedule 3.17                       Insurance
Schedule 3.18                       Banks; Power of Attorneys
Schedule 3.19                       Employee Agreements
Schedule 3.20                       Business Matters
Schedule 3.21                       Contracts
Schedule 3.22                       Approvals and Consents